_______________________________________________________________________________
                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549

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                                FORM 8-K
                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                     -------------------------------------

      Date of Report (Date of earliest event reported):  June 11, 1998


                    DIME COMMUNITY BANCORP, INC.
            (Exact name of registrant as specified in its charter)



   Delaware                    0-27782                       11-3297463
(State or other         (Commission File Number)           (IRS Employer
 jurisdiction of                                         Identification No.)
 incorporation)

              209 Havemeyer Street, Brooklyn, New York 11211
        (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:   (718) 782-6200


                              Not Applicable
        (Former name or former address, if changed since last report)
_______________________________________________________________________________

Items 1
through 4,
6 and 8.       Not Applicable.


Item 5.        Other Events.

In General.
-----------
               On June 11, 1998, the Board of Directors of Dime Community Bancorp, Inc. (the "Company") approved a change in its corporate name from Dime Community Bancorp, Inc. to Dime Community Bancshares, Inc. effective at 5:01 p.m. on June 12, 1998. The Company will also change its Nasdaq National Market trading symbol from DIME to DCOM, effective June 15, 1998.



Item 7.        Financial Statements and Exhibits.

               No Financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:


                 Exhibit No.                 Description
                 -----------                 ------------
                    99.1                     Press Release dated June 11, 1998

                                SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               DIME COMMUNITY BANCORP, INC.


                               BY: /s/ MICHAEL P. DEVINE
                               ------------------------------------
                               Michael P. Devine
                               President and Chief Operating Officer



Dated: June 11, 1998